                                                                    Exhibit 10.6

                                                                  Execution Copy

                 SHARED COLLATERAL PLEDGE AND SECURITY AGREEMENT

                          Dated as of October 21, 2002

                                      among

                                 FMC Corporation
                                  as a Grantor

                                       and

                               Each Other Grantor
                         From Time to Time Party Hereto

                                       and

                                  Citibank N.A.
                              as Collateral Trustee

                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                          New York, New York 10153-0119

                                TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
ARTICLE I.     Defined Terms............................................................2

   Section 1.1    Definitions...........................................................2

   Section 1.2    Certain Other Terms...................................................6

ARTICLE II.    Grant of Security Interest...............................................7

   Section 2.1    Shared Collateral.....................................................7

   Section 2.2    Grant of Security Interest in Shared Collateral.......................7

   Section 2.3    Collateral Account....................................................7

ARTICLE III.   Representations and Warranties...........................................8

   Section 3.1    Title; No Other Liens.................................................8

   Section 3.2    Perfection and Priority...............................................8

   Section 3.3    Name; Jurisdiction of Organization; Chief Executive Office............8

   Section 3.4    Pledged Collateral....................................................9

ARTICLE IV.    Covenants................................................................9

   Section 4.1    Generally.............................................................9

   Section 4.2    Maintenance of Perfected Security Interest; Further
                  Documentation........................................................10

   Section 4.3    Changes in Locations, Name, Etc......................................10

   Section 4.4    Pledged Collateral...................................................11

   Section 4.5    Payment of Obligations...............................................12

   Section 4.6    Delivery of Instruments..............................................12

   Section 4.7    Insurance............................................................12

ARTICLE V.     Remedial Provisions.....................................................13

   Section 5.1    Code and Other Remedies..............................................13

   Section 5.2    Pledged Collateral...................................................13

   Section 5.3    Proceeds to be Turned Over To Collateral Trustee.....................14

   Section 5.4    Deficiency...........................................................14

   Section 5.5    Execution of Financing Statements....................................15

ARTICLE VI.    Miscellaneous...........................................................15

   Section 6.1    Amendments in Writing................................................15

   Section 6.2    Notices..............................................................15

   Section 6.3    No Waiver by Course of Conduct; Cumulative Remedies..................15

   Section 6.4    Successors and Assigns...............................................15

   Section 6.5    Counterparts.........................................................16

   Section 6.6    Severability.........................................................16

                                TABLE OF CONTENTS
                                   (continued)

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                                                                                      ----
   Section 6.7    Section Headings.....................................................16

   Section 6.8    Entire Agreement.....................................................16

   Section 6.9    Governing Law........................................................16

   Section 6.10   Additional Grantors..................................................16

   Section 6.11   Reinstatement........................................................16

                                TABLE OF CONTENTS
                                   (continued)

                              Annexes and Schedules

Annex 1      Form of Pledge Amendment
Annex 2      Form of Joinder Agreement

Schedule 1   State of Incorporation; Principal Executive Office
Schedule 2   Pledged Collateral
Schedule 3   Filings
Schedule 4   Principal Properties

          Shared Collateral Pledge and Security Agreement, dated as of October 21, 2002, by FMC Corporation ("FMC") and each of the other entities that becomes a party hereto pursuant to Section 6.10 (Additional Grantors) (each a "Grantor" and, collectively, the "Grantors"), in favor of CITIBANK N.A., as collateral trustee for the Secured Parties (as defined below) (in such capacity, the "Collateral Trustee").

                              W i t n e s s e t h:

          Whereas, pursuant to the Credit Agreement, dated as of October 21, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FMC, the Lenders and Issuers party thereto and Citicorp USA, Inc., as Administrative Agent for the Lenders and Issuers under the Credit Agreement and administrative agent for the Senior Lenders (in such capacity, the "Bank Administrative Agent"), the Lenders and Issuers have severally agreed to make extensions of credit to FMC upon the terms and subject to the conditions set forth therein;

          Whereas, pursuant to the letter of credit agreement, dated as of October 21, 2002 (the "L/C Agreement", together with the Credit Agreement, the "Credit Facilities"), among FMC, Citibank, N.A. and Bank of America, N.A. (collectively, the "L/C Issuers"), the L/C Issuers have severally agreed to issue letters of credit for the account of FMC upon the terms and subject to the conditions set forth therein;

          Whereas, pursuant to the respective terms of (i) each of the Foreign Credit Lines and (ii) certain Hedging Contracts and Cash Management Obligations that are otherwise guaranteed by FMC ("Foreign Facilities" together with Foreign Credit Lines, the "Foreign Loans") each of the Foreign Lenders has agreed to make extensions of credit to the applicable Foreign Borrowers upon the terms and subject to the conditions set forth in the documentation with respect to each applicable Foreign Loan (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, collectively, the "Foreign Loan Documents");

          Whereas, pursuant to the Guaranty Agreement dated as of September 14, 2000, by FMC in favor of Astaris LLC, each of the financial institutions party thereto as lenders (the "Astaris Lenders") and Bank of America, N.A. (the "Astaris Agreement" and, together with the Loan Documents, the Foreign Loan Documents and the L/C Agreement, the "Credit Documents"), FMC has agreed to make the Astaris Secured Payments for the benefit of the Astaris Lenders and Bank of America, N.A.;

          Whereas, pursuant to the Parent Guaranty dated as of October 21, 2002, FMC has guaranteed the Foreign Loans (the "Parent Guaranty");

          Whereas, pursuant to an Indenture dated as of October 21, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Senior Note Indenture") between FMC and Wachovia Bank, National Association, (in such capacity, the "Senior Note Indenture Trustee") FMC has issued from time to time and may issue Senior Notes (as defined below);

          Whereas, it is a requirement under each of the Existing Indentures (as defined below) that the assets in which a security interest is created hereunder must secure the Existing Notes issued thereunder equally and ratably with all other obligations secured hereby;

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          Whereas, as a condition precedent to the obligation of the Senior Lenders, to make their respective extensions of credit to FMC under the Credit Facilities and to induce the holders to purchase the Senior Notes and to satisfy the requirement referred to in the preceding paragraph, the Grantors agree to execute and deliver this Agreement to the Collateral Trustee granting a security interest in the Shared Collateral (as defined below) to the Collateral Trustee, for the benefit of the Secured Parties;

          Now, Therefore, in consideration of the premises and to induce the Senior Lenders and the Bank Administrative Agent to enter into the Credit Facilities to make their respective extensions of credit to FMC thereunder, to induce the holders to purchase the Senior Notes and to satisfy the conditions in the Existing Indentures, each Grantor hereby agrees with the Collateral Trustee as follows:

     Article I. Defined Terms

          Section 1.1 Definitions

          (a) Unless otherwise defined herein, terms defined in the Collateral Trust Agreement or the Credit Agreement and used herein have the meanings given to them in the Collateral Trust Agreement or the Credit Agreement; provided, that on or after the Credit Agreement Termination Date all references to the Credit Agreement including terms defined in the Credit Agreement shall be deemed a reference to the applicable provisions of the Credit Agreement as in effect on such date (immediately prior to the termination thereof).

          (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

          "Documents"
          "Entitlement Holder"
          "Entitlement Order"
          "Equipment"
          "Financial Asset"
          "General Intangibles"
          "Instruments"
          "Investment Property"
          "Proceeds"
          "Securities Account"
          "Securities Intermediary"
          "Security"
          "Security Entitlement"

          (c) The following terms shall have the following meanings:

          "Actionable Default" has the meaning specified in the Collateral Trust Agreement.

          "Additional Pledged Collateral" means all shares of, limited or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Principal

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

Subsidiary and all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

          "Agreement" means this Shared Collateral Pledge and Security
Agreement.

          "Collateral Account" has the meaning specified in the Collateral Trust Agreement.

          "Collateral Trust Agreement" means that certain collateral trust agreement dated as of October 21, 2002, among the Company, the Collateral Trustee, the Senior Note Indenture Trustee, the 1992 Indenture Trustee, the 1996 Indenture Trustee and the Bank Administrative Agent.

          "Collateral Trustee" has the meaning set forth in the recitals.

          "Credit Agreement Termination Date" has the meaning specified in the Collateral Trust Agreement.

          "Customary Permitted Liens" has the meaning specified in the Credit Agreement.

          "Existing Indentures" means, collectively, the 1992 Indenture and the 1996 Indenture.

          "Foreign Loans" has the meaning set forth in the recitals.

          "FMC Wyoming" means FMC Wyoming Corporation, a Delaware corporation.

          "FMC Wyoming Agreement" has the meaning set forth in the Credit Agreement.

          "Lien" has the meaning set forth in the Credit Agreement.

          "LLC" means each limited liability company which is a Principal Subsidiary and in which a Grantor has an interest, including those set forth on
Schedule 2 (Pledged Collateral).

          "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

          "Material Adverse Effect" has the meaning specified in the Credit Agreement.

          "Partnership" means each partnership which is a Principal Subsidiary and in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

          "Person" has the meaning specified in the Credit Agreement.

          "Pledged Collateral" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

          "Pledged LLC Interests" means all right, title and interest of any Grantor as a member of any LLC which is a Principal Subsidiary of FMC and all right, title and interest of any Grantor in, to and under any LLC Agreement related to such LLC to which it is a party, including those listed on Schedule 2 (Pledged Collateral) hereto.

          "Pledged Notes" means all right, title and interest of any Grantor in the Instruments evidencing all Indebtedness owed to such Grantor by a Principal Subsidiary, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

          "Pledged Partnership Interests" means all right, title and interest of any Grantor as a limited or general partner in all Partnerships which are Principal Subsidiaries of FMC and all right, title and interest of any Grantor in, to and under any Partnership Agreements related to such Partnership which it is a party, including those listed on Schedule 2 (Pledged Collateral) hereto.

          "Pledged Stock" means the shares of capital stock of the Principal Subsidiaries owned by each Grantor, including all shares of capital stock listed on Schedule 2 (Pledged Collateral).

          "Principal Property" has the meaning specified in the Existing Indentures and as of the date hereof are the properties listed on Schedule 4 (Principal Property) hereto.

          "Principal Property Equipment" has the meaning specified in Section
2.1 (Shared Collateral).

          "Principal Subsidiary" means any Subsidiary of FMC which owns a Principal Property.

          "Secured Debt Instruments" has the meaning specified in the Collateral Trust Agreement.

          "Secured Obligations" means, collectively (i) the Senior Secured Obligations, (ii) the Senior Note Obligations, (iii) the 1992 Note Obligations, and (iv) the 1996 Note Obligations.

          "Secured Party" means each of (i) the Bank Administrative Agent, for its own account and on behalf of the Senior Lenders, (ii) the Senior Note Indenture Trustee, for its own account and on behalf of each holder of the Senior Notes, (iii) the 1992 Indenture Trustee, for its own account and on behalf of each holder of the 1992 Notes, and (iv) the 1996 Indenture Trustee, for its own account and on behalf of each holder of the 1996 Notes.

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          "Securities Act" means the Securities Act of 1933, as amended.

          "Senior Lenders" has the meaning specified in the Collateral Trust Agreement.

          "Senior Note Indenture Trustee" has the meaning specified in the recitals to this Agreement.

          "Senior Note Obligations" means all principal, interest and all other obligations and liabilities of FMC and each Guarantor (including interest accruing at the then applicable rate provided in the Senior Note Indenture after the maturity of the Senior Notes and interest accruing at the then applicable rate provided in the Senior Note Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to FMC or any Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Senior Note Indenture, the Senior Notes, the Shared Collateral Documents, this Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise.

          "Senior Notes" has the meaning specified in the Collateral Trust Agreement.

          "Senior Secured Obligations" means (i) in the case of FMC, (A) the Obligations, (B) the "Obligations" as defined in the L/C Agreement, (C) the "Obligations" as defined in the Parent Guaranty and (D) the Astaris Secured Payments, and (ii) in the case of any other Loan Party or Guarantor, the obligations of such Loan Party or Guarantor under the Guaranties and the other Loan Documents to which it is a party.

          "Shared Collateral" has the meaning specified in Section 2.1 (Shared Collateral).

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Trustee's and the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "1992 Indenture" means the Indenture, dated as of April 19, 1992, between FMC and the 1992 Indenture Trustee, as amended, restated, supplemented or otherwise modified from time to time.

          "1992 Indenture Trustee" means Wachovia Bank, National Association, as successor to Harris Trust and Savings Bank.

          "1992 Note Obligations" means any principal, interest and all other obligations and liabilities of FMC (including interest accruing at the then applicable rate provided in the 1992 Indenture after the maturity of the 1992 Notes and interest accruing at the then applicable rate provided in the 1992 Indenture after the filing of any petition in bankruptcy, or the

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

commencement of any insolvency, reorganization or like proceeding, relating to FMC, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the 1992 Indenture, the 1992 Notes, the Shared Collateral Security Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise.

          "1992 Notes" means the existing public debt issued pursuant to the 1992 Indenture.

          "1996 Indenture" means the Indenture, dated as of July 1, 1996, between FMC and the 1996 Indenture Trustee, as amended, restated, supplemented or otherwise modified from time to time.

          "1996 Indenture Trustee" means Wachovia Bank, National Association, as successor to Harris Trust and Savings Bank.

          "1996 Note Obligations" means any principal, interest and all other obligations and liabilities of FMC (including interest accruing at the then applicable rate provided in the 1996 Indenture after the maturity of the 1996 Notes and interest accruing at the then applicable rate provided in the 1996 Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to FMC, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the 1996 Indenture, the 1996 Notes, the Shared Collateral Security Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise.

          "1996 Notes" means the existing public debt issued pursuant to the 1996 Indenture.

          Section 1.2 Certain Other Terms

          (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

          (b) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          (e) Where the context requires, provisions relating to any Shared Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

          (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

          (g) The term "including" means "including without limitation" except when used in the computation of time periods.

          (h) The terms "Lender," "Issuer," "Bank Administrative Agent," "Collateral Trustee" and "Secured Party" "1992 Indenture Trustee," "1996 Indenture Trustee," "Senior Notes Indenture Trustee" include their respective successors.

          (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

     Article II. Grant of Security Interest

          Section 2.1 Shared Collateral

          For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Shared Collateral":

          (a) Pledged Stock;

          (b) Pledged LLC Interests;

          (c) Pledged Partnership Interests;

          (d) Pledged Notes;

          (e) all the Equipment located at any Principal Property ("Principal Property Equipment");

          (f) all books and records pertaining to the property described in this
Section 2.1; and

          (g) to the extent not otherwise included, all Proceeds.

          Section 2.2 Grant of Security Interest in Shared Collateral

          (a) FMC, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Trustee for the benefit of the Secured Parties, and grants to the Collateral Trustee for the benefit

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Shared Collateral of FMC.

          (b) Each Grantor, other than FMC, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in, all of its rights title and interest in, to and under the Shared Collateral of such Grantor.

          (c) Notwithstanding anything contained in this Agreement to the contrary, the parties hereto acknowledge and agree that the rights, powers and remedies of the Collateral Trustee or the Secured Parties with respect to the Pledged Stock of FMC Wyoming shall be subject to the provisions of the FMC Wyoming Agreement as if such parties were acting in place of FMC under the terms of the FMC Wyoming Agreement.

          Section 2.3 Collateral Account

          The Collateral Trustee shall establish a Collateral Account as set forth in the Collateral Trust Agreement. FMC agrees that such Collateral Account shall be under the sole dominion and control of the Collateral Trustee. The Collateral Trustee shall be the Entitlement Holder with respect to each Securities Account and the only Person authorized to give Entitlement Orders with respect thereto. Without limiting the foregoing, funds on deposit in the Collateral Account may be invested as set forth in the Collateral Trust Agreement. Neither FMC nor any other Person claiming on behalf of or through FMC shall have any right to demand payment of any funds held in the Collateral Account at any time prior to the termination of all outstanding Secured Obligations. The Collateral Trustee shall apply all funds on deposit in the Collateral Account as provided in the Collateral Trust Agreement.

     Article III. Representations and Warranties

          Each Grantor hereby represents and warrants to the Collateral Trustee and the other Secured Parties that:

          Section 3.1 Title; No Other Liens

          Except for the Lien granted to the Collateral Trustee pursuant to this Agreement and Customary Permitted Liens, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities and has rights in or the power to transfer each other item of Shared Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

          Section 3.2 Perfection and Priority

          The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Collateral Trustee in the Shared Collateral for which perfection is governed by the UCC upon (i) the completion of the filings and other actions specified on
Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Trustee in completed and duly executed form), and (ii) the delivery to the Collateral Trustee of all Shared Collateral consisting of Instruments and certificated securities, in each case properly endorsed for

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

transfer to the Collateral Trustee or in blank. Such security interest shall be prior to all other Liens on the Shared Collateral except for Customary Permitted Liens having priority over the Collateral Trustee's Lien by operation of law or otherwise as permitted under the Credit Agreement and the other Secured Debt Instruments.

          Section 3.3 Name; Jurisdiction of Organization; Chief Executive Office

          (a) Except as set forth on Schedule 1 (State of Incorporation; Principal Executive Office), within the five-year period preceding the date hereof such Grantor has not had, or operated in any jurisdiction, under any trade name, fictitious name or other name other than its legal name.

          (b) On the date hereof such Grantor's jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business is specified on Schedule 1 (State of Incorporation; Principal Executive Office).

          Section 3.4 Pledged Collateral

          (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor are listed on Schedule 2 (Pledged Collateral) and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

          (b) All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

          (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          (d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments has been delivered to the Collateral Trustee in accordance with Section 4.4(a) (Pledged Collateral).

          (e) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Collateral Trustee.

     Article IV. Covenants

          Each Grantor agrees with the Collateral Trustee to the following, as long as any Secured Obligations remain outstanding:

          Section 4.1 Generally

          Except for the Lien granted to the Collateral Trustee pursuant to this Agreement and the other Liens permitted to exist on the Shared Collateral under the Credit Agreement and the other Secured Debt Instruments, such Grantor shall
(a) not create or suffer to exist any Lien

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

upon or with respect to any Shared Collateral, (b) not use or permit any Shared Collateral to be used unlawfully or in violation of any provision of this Agreement, the Credit Agreement, any other Secured Debt Instrument, any Requirement of Law or any policy of insurance covering the Shared Collateral,
(c) not sell, transfer or assign (by operation of law or otherwise) any Shared Collateral except as permitted under the Credit Agreement and any other Secured Debt Instrument, (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Trustee to sell, assign or transfer any Shared Collateral if such restriction would have a Material Adverse Effect and (e) promptly notify the Collateral Trustee in writing of its entry into any agreement or assumption or undertaking that restricts the ability to sell, assign or transfer any Shared Collateral regardless of whether or not it has a Material Adverse Effect.

          Section 4.2 Maintenance of Perfected Security Interest; Further
                      Documentation

          (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 (Perfection and Priority) and shall defend such security interest against the claims and demands of all Persons.

          (b) Such Grantor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Shared Collateral and such other reports in connection with the Shared Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Collateral Trustee, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby.

          Section 4.3 Changes in Locations, Name, Etc.

          (a) Except upon 15 days' prior written notice to the Collateral Trustee and delivery to the Collateral Trustee of all additional executed financing statements and other documents reasonably requested by the Collateral Trustee to maintain the validity, perfection and priority of the security interests provided for herein, such Grantor shall not do any of the following:

          (i) permit any Principal Property Equipment to be kept at a location other than the Principal Properties;

          (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in
     Section 3.3 (Name; Jurisdiction of Organization; Chief Executive Office);
     or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          (b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Shared Collateral, including a record of all payments received and all credits granted with respect to the Shared Collateral and all other dealings with the Shared Collateral.

          Section 4.4 Pledged Collateral

          (a) Such Grantor shall deliver to the Collateral Trustee, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex I (Form of Pledge Amendment) or such other documentation acceptable to the Collateral Trustee. Such Grantor authorizes the Collateral Trustee to attach each Pledge Amendment to this Agreement. During the continuance of an Actionable Default, the Collateral Trustee shall have the right subject to the provisions of the Collateral Trust Agreement, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. During the continuance of an Actionable Default, the Collateral Trustee shall have the right subject to the provisions of the Collateral Trust Agreement at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b) Except as provided in Article V (), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall during the continuance of an Actionable Default, unless otherwise subject to a perfected security interest in favor of the Collateral Trustee, be delivered to the Collateral Trustee to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Trustee, hold such money or property in trust for the Collateral Trustee, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

          (c) Except as provided in Article V (), such Grantor shall be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Shared Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Secured Debt Instrument or, without prior notice to the Collateral Trustee, enable or permit any issuer of Pledged Collateral to issue to such Grantor any stock or other equity securities of any nature or to issue to such Grantor any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          (d) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of each Grantor that is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Collateral Trustee or its nominee and, during the continuance of an Actionable Default, to the substitution of the Collateral Trustee or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and, during the continuance of an Actionable Default, to the transfer of such Pledged LLC Interests to the Collateral Trustee or its nominee and to the substitution of the Collateral Trustee or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

          (e) Such Grantor shall not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Collateral Trustee in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

          Section 4.5 Payment of Obligations

          Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Shared Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Shared Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Shared Collateral or any interest therein.

          Section 4.6 Delivery of Instruments.

          If any amount payable under or in connection with any of the Shared Collateral owned by such Grantor shall be or become evidenced by an Instrument, such Grantor shall immediately deliver such Instrument to the Collateral Trustee, duly indorsed in a manner satisfactory to the Collateral Trustee, or, if consented to by the Collateral Trustee, shall mark all such Instruments and with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Citibank N.A., as Collateral Trustee".

          Section 4.7 Insurance

          Such Grantor shall (i) maintain, and cause to be maintained for each of its Subsidiaries all insurance required by the Credit Agreement, the Shared Collateral Documents or any other Secured Debt Document and (ii) cause all such insurance to name the Collateral Trustee on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Collateral Trustee. All insurance proceeds with respect to the Shared Collateral shall be applied as set forth in the Credit Agreement; provided, that if required by the Bank Administrative Agent or the Required Holders of Secured Debt, as applicable, after receipt of a Notice of Actionable Default, all insurance proceeds shall be held by the Collateral Trustee and deposited into the Collateral Account.

     Article V. Remedial Provisions

          Section 5.1 Code and Other Remedies

          During the continuance of an Actionable Default, the Collateral Trustee may (subject to the terms of the Collateral Trust Agreement) exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may (subject to the terms of the Collateral Trust Agreement) in such circumstances forthwith collect, receive, appropriate and realize upon any Shared Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Shared Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Trustee or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Shared Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Trustee's request, during the continuance of an Actionable Default, to assemble the Shared Collateral and make it available to the Collateral Trustee at places that the Collateral Trustee shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Shared Collateral or in any way relating to the Shared Collateral or the rights of the Collateral Trustee and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral Trust Agreement shall prescribe, and only after such application and after the payment by the Collateral Trustee of any other amount required by any provision of law, need the Collateral Trustee account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Shared Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          Section 5.2 Pledged Collateral

          (a) During the continuance of an Actionable Default, upon notice by the Collateral Trustee to the relevant Grantor or Grantors, (i) the Collateral Trustee shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Collateral Trust Agreement and (ii) the Collateral Trustee or its nominee may (subject to the terms of the Collateral Trust Agreement) exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Trustee shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) In order to permit the Collateral Trustee to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all such proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (ii) without limiting the effect of clause
(i) above, such Grantor hereby grants to the Collateral Trustee an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall only become effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Actionable Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Trustee in writing that (A) states that an Actionable Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Collateral Trustee.

          Section 5.3 Proceeds to be Turned Over To Collateral Trustee

          During the continuance of an Actionable Default, all Proceeds received by the Collateral Trustee hereunder shall be held by the Collateral Trustee in a Collateral Account. All

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

Proceeds while held by the Collateral Trustee in a Collateral Account (or by such Grantor in trust for the Collateral Trustee) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Collateral Trust Agreement.

          Section 5.4 Deficiency

          Each Grantor shall remain liable for any deficiency, if the proceeds of any sale or other disposition of the Shared Collateral are insufficient to pay the Secured Obligations, and the fees and disbursements of any attorney employed by the Collateral Trustee or any other Secured Party to collect such deficiency.

          Section 5.5 Execution of Financing Statements

          Each Grantor authorizes the Collateral Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the Shared Collateral without the signature of such Grantor in such form and in such offices as the Collateral Trustee reasonably determines appropriate to perfect the security interests of the Collateral Trustee under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          Article VI. Miscellaneous

          Section 6.1 Amendments in Writing

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section
8.1 (Amendments, Waivers, Etc.) of the Collateral Trust Agreement.

          Section 6.2 Notices

          All notices, requests and demands to or upon the Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in Section
8.2 of the Collateral Trust Agreement.

          Section 6.3 No Waiver by Course of Conduct; Cumulative Remedies

          Neither the Collateral Trustee nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 6.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Secured Debt Instrument. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Trustee or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          Section 6.4 Successors and Assigns

          This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee except as otherwise permitted under the Credit Agreement and the other Secured Debt Instruments.

          Section 6.5 Counterparts

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

          Section 6.6 Severability

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 6.7 Section Headings

          The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          Section 6.8 Entire Agreement

          This Agreement together with the other Secured Debt Instruments and the Collateral Trust Agreement represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

          Section 6.9 Governing Law

          This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                                 Shared Collateral Pledge and Security Agreement
                                                                 FMC Corporation

          Section 6.10 Additional Grantors

          If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, FMC shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Trustee a Joinder Agreement in the form of Annex 2 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the date hereof.

          Section 6.11 Reinstatement

          Each Grantor further agrees that, if any payment made by any Grantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of the Shared Collateral are required to be returned by any Secured Party to such Grantor, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Shared Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Shared Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Shared Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Shared Collateral securing the obligations of any Grantor in respect of the amount of such payment.

          Section 6.12 Concerning the Collateral Trustee.

          The rights, privileges, protections and immunities afforded the Collateral Trustee pursuant to the Collateral Trust Agreement are hereby incorporated herein as if set forth herein in full.

                            [Signature Pages Follow]

          In witness whereof, each of the undersigned has caused this Shared Collateral Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                         FMC Corporation,
                                         as Grantor


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

Accepted and Agreed
as of the date first above written:

CITIBANK, N.A.,
as Collateral Trustee


By:
   ----------------------------------
    Name:
    Title:

            [Signature Page to Pledge and Security Agreement for FMC
                         Corporation's Credit Agreement]

                                     Annex 1
                                       TO
                 Shared Collateral Pledge and Security Agreement

                            Form of Pledge Amendment

          This Pledge Amendment, dated as of              , 20  , is delivered
                                             ---------- --    --
pursuant to Section 4.4(a) (Pledged Collateral) of the Shared Collateral Pledge and Security Agreement, dated as of October 21, 2002, by FMC CORPORATION (the "FMC"), the undersigned Grantor and the other Subsidiaries of FMC from time to time party thereto as Grantors in favor of Citibank, N.A., as Collateral Trustee for the Secured Parties referred to therein (the "Shared Collateral Security Agreement") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Shared Collateral Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Shared Collateral referred to in the Shared Collateral Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Shared Collateral Security Agreement.

                                         [Grantor]


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                  Pledged Stock

                                                  Number of
                                                  Shares,
                                                  Units or
Issuer   Class   Certificate No(s).   Par Value   Interests
------   -----   ------------------   ---------   ---------

                            Pledged Note

                                                                     Principal
Issuer   Description of Debt   Certificate No(s).   Final Maturity    Amount
------   -------------------   ------------------   --------------   ---------

                                      A1-1

Acknowledged and Agreed
as of the date first above written:

CITIBANK, N.A.,
as Collateral Trustee


By:
   ---------------------------------
   Name:
   Title:

                                      A1-2

                                     Annex 2
                                       TO
                 Shared Collateral Pledge and Security Agreement

                            Form of Joinder Agreement

          This Joinder Agreement, dated as of             , 20  , is delivered
                                              --------- --    --
pursuant to Section 6.10 (Additional Grantors) of the Shared Collateral Pledge and Security Agreement, dated as of October 21, 2002, by FMC CORPORATION (the "FMC") and the Subsidiaries of FMC party thereto from time to time as Grantors in favor of the Citibank, N.A., as Collateral Trustee for the Secured Parties referred to therein (the "Shared Collateral Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Shared Collateral Security Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 6.10 (Additional Grantors) of the Shared Collateral Security Agreement, hereby becomes a party to each of the Shared Collateral Security Agreement and the Collateral Trust Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and agrees to be bound by the provisions thereof and, without limiting the generality of the foregoing, hereby grants to the Collateral Trustee for the benefit of the Secured Parties, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Trustee for the benefit of the Secured Parties and grants to the Collateral Trustee for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the Shared Collateral and expressly assumes all obligations and liabilities of a Grantor under the Shared Collateral Security Agreement.

          The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 4 to the Shared Collateral Security Agreement.

          The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Shared Collateral Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

          In Witness Whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                                         [Additional Grantor]


                                         By:
                                            ---------------------------------
                                             Name:
                                             Title:

                                      A2-1

Acknowledged and Agreed
as of the date first above written:

CITIBANK, N.A.,
as Collateral Trustee


By:
   ---------------------------------
   Name:
   Title:

                                      A2-2